EXHIBIT 10.1

***Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.***

Interim Order Agreement

Agreement is made between:

Tetra Pak Inc, with its principal place of business at

3300 Airport Road, Denton, TX 76207

and

Edible Garden, with its principal place of business at

283 County Road 519, Belvidere, NJ 07823

Agreement Number:	11716424-8200-Q05A-IOA

Tetra Pak Inc. Quotation #11716424-8200-Q05A, Edible Garden Created Date: Feb 25, 2026	1(8)

Tetra Pak is a trademark belonging to the Tetra Pak Group.

1. Preamble

This agreement together with Schedule 1 (collectively, the "Agreement") sets forth the agreement between Tetra Pak and Customer regarding the performance of certain preliminary activities as further detailed in this Agreement (the "Services") relating to a Customer project anticipated for Customer's plant in Webster City, Iowa (the "Site"; such project, the "Project").

The intent of this Agreement is to allow Tetra Pak, in coordination with the Customer, to perform the Services on Customer's behalf.

The Parties intend that this Agreement will be replaced by a Final Agreement (as defined below).

2. Tetra Pak’s responsibilities

Tetra Pak will perform the Services further detailed in Schedule 1 for the purposes of enabling the Parties to proceed with the Project despite no Final Agreement (as defined below) being in place.

For the avoidance of doubt, no equipment or other materials will be provided to Customer in connection with this Agreement, even if pre-order of equipment is included in the Services. Rather, any equipment or materials will be provided to Customer only if the Parties have agreed to and executed a Final Agreement (as defined below).

If the Parties for whatever reason do not enter into the Final Agreement, Tetra Pak shall have no responsibility or liability with respect to the Services rendered (including, but not limited to warranty or any damages liability). To the extent Customer chooses to use the Services for any purposes, it shall do so on its own risk.

3. Customer’s obligations

Customer acknowledges that the estimated time schedule for Tetra Pak’s delivery of services and equipment for the Project is dependent on the Customer performing its obligations as detailed in this Agreement and the scope of Services. The final time schedule for Tetra Pak’s delivery of services and equipment for the Project will be detailed in the Final Agreement (which will replace this Agreement).

Customer shall fully comply with its responsibilities as outlined in this Agreement. Customer responsibilities include responding (free of charge) to any reasonable requests from Tetra Pak during the term of the Agreement, including but not limited to requests for information, personnel, equipment and access to facilities.

4. Price and Payment

The price for the Services (the “Price”) is $[***] and is due per the price/payment chart below, regarding dates of the invoice that Tetra Pak will issue upon execution of this Agreement.

If the Parties enter into a Final Agreement (defined below), then Tetra Pak will apply the Price paid under this Agreement towards the amount that would otherwise be due as payment to Tetra Pak under the Final Agreement.

Payment	Description	Price (USD)	Terms
1	[***]	$[***]	[***]
2	[***]	$[***]	[***]

Tetra Pak Inc. Quotation #11716424-8200-Q05A, Edible Garden Created Date: Feb 25, 2026	2(8)

Tetra Pak is a trademark belonging to the Tetra Pak Group.

5. Final Agreement

The Customer has expressed that it wishes to select Tetra Pak as one of its suppliers for the completion of the Project. The Parties are in the process of negotiating the full terms and conditions for Tetra Pak’s supply of certain equipment and services for the Project (the “Final Agreement”) and shall continue such negotiations in good faith with the aim to reach an agreement no later than the date stated in Section 9 (Term and Termination) below.

6. Intellectual Property Rights

Both Parties own patents, designs, trademarks, copyrights, rights in databases and other intellectual property rights (“Intellectual Property Rights”) which will also include know-how, methodology, programs, systems, unpatented inventions or technical concepts (“Know- How”). All pre-existing Intellectual Property Rights and Know-How shall remain the property of the original owner.

Based upon pre-existing Tetra Pak Intellectual Property Rights or Know-how, Tetra Pak will have sole ownership of all right, title and interest in and to any and all derivative Intellectual Property Rights and Know-How generated or developed by Tetra Pak or in collaboration with the Customer during the course of this Agreement.

The granting of licenses to the Customer with respect to the Project will be detailed in the Final Agreement, if any.

7. Confidentiality

The Confidentiality Agreement/Non Disclosure Agreement signed between the Parties on 9/24/2025 shall apply also with respect to activities under this Agreement.

Notwithstanding the above, the Receiving Party shall be permitted to disclose Confidential Information of the Disclosing Party (with an obligation to ensure that the same duties of confidentiality apply) (i) to any company in the same group of companies as the Receiving Party; (ii) to its professional advisers; (iii) to any sub-contractors engaged in the performance of its obligations under this Agreement; and/or (iv) if it has been ordered to disclose Confidential Information by a court or authority of competent jurisdiction provided that it shall immediately notify the Disclosing Party of such disclosure to the extent not prohibited by law, use reasonable efforts to limit the extent of the disclosure, and will inform the court or authority of the rights of the Disclosing Party in the Confidential Information. This clause shall remain in force throughout the term of this Agreement and for a period of 5 years thereafter.

8. No warranty and full disclaimer of liabilities

It is noted that Tetra Pak’s providing of the Services under this Agreement is made in view of the intention that the Parties will enter into a Final Agreement.

Warranties and limitation of liabilities will be detailed in the Final Agreement.

9. Term and termination

This Agreement shall terminate automatically (i) when a Final Agreement between Customer and Tetra Pak has been signed or (ii) on 8 weeks from signed of IOA date, whichever occurs first.

Tetra Pak Inc. Quotation #11716424-8200-Q05A, Edible Garden Created Date: Feb 25, 2026	3(8)

Tetra Pak is a trademark belonging to the Tetra Pak Group.

Customer may at any time terminate any part of the Services for convenience by written notice.

If the Agreement expires or is terminated without a Final Agreement being signed, Tetra Pak shall cancel any equipment ordered.

Upon receipt of Customer’s notice, Tetra Pak will cease and cause any subcontractors to cease all work terminated. Customer is responsible to pay any invoices for outstanding work issued by Tetra Pak as a result of the termination and to compensate Tetra Pak for any costs or losses incurred due to Customer’s termination (including adequate compensation for Tetra Pak’s loss of revenue). Any remaining part of the Price shall be refunded to the Customer.

In the event of Customer’s termination hereunder, Tetra Pak shall have no responsibility to deliver any results of the Services to the Customer. Any deviations from this shall be agreed in writing between the Parties.

10. Miscellaneous

The Agreement may only be amended in writing duly signed by both Parties, evidencing a clear intention to amend the terms. If such amendment includes that Services will continued to be performed by Tetra Pak beyond the date detailed in Section 9 (Term and Termination) above, this will entail additional fees (with respect to e.g. equipment order cancellations) paid by the Customer.

Except with respect to Tetra Pak engaging of sub-contractors, neither Party may assign or transfer its rights or obligations under the Agreement to any third party, without the prior written notice to or consent of the other Party (such consent will not be unreasonably withheld).

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, excluding that State’s choice-of-law principles.

____________________________________

Tetra Pak Inc. Quotation #11716424-8200-Q05A, Edible Garden Created Date: Feb 25, 2026	4(8)

Tetra Pak is a trademark belonging to the Tetra Pak Group.

The parties have executed this Agreement in two original copies.

For and on behalf of	Edible Garden	For and on behalf of	Tetra Pak Inc.

By:	/s/ James E. Kras	By:	/s/ Conrado Rodriguez
Name:	James E. Kras	Name:	Conrado Rodriguez
Title:	President and Chief Executive Officer	Title:	Business Dev Specialist
Date:	March 4, 2026	Date:	March 4, 2026

By:		By:	/s/ Seth Teply
Name:	[Insert Name]	Name:	Seth Teply
Title:	[Insert Title]	Title:	President & CEO, U.S. & Canada
Date:	[Insert date]	Date:	March 4, 2026

Tetra Pak Inc. Quotation #11716424-8200-Q05A, Edible Garden Created Date: Feb 25, 2026	5(8)

Tetra Pak is a trademark belonging to the Tetra Pak Group.

Schedule 1

1.SERVICES

•	Services include:

Initiate to order of equipment to produce [***].

•

The intent of this agreement is to allow Tetra Pak, in coordination with the Customer, to begin detailed design work for the Project, place orders for all equipment, derive the base line schedule, and complete the design and scope documents to allow for the final firm proposal to be ready for review and signature as the final step. During this time scope deliverables may be added or deducted from Tetra Pak’s scope.

•	To expedite the project timeline, this IOA is considered the beginning of the PROJECT where all essential engineering and equipment procurement will commence immediately.

•

Tetra Pak will place purchase orders or reserve production slots for the following items identified as long lead and will confirm actual equipment delivery durations after receipt of a signed Final Proposal/Accepted Contract with the customer.

Tetra Pak Inc. Quotation #11716424-8200-Q05A, Edible Garden Created Date: Feb 25, 2026	6(8)

Tetra Pak is a trademark belonging to the Tetra Pak Group.

Product and Associated Physical Characteristics

Note: all equipment described herein was sized, using the assumed product properties, as specified below. It is important and mandatory that actual product properties will be made available to Tetra Pak prior to final Engineering.

Product(s) and Associated Physical Characteristics
Criteria	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Product(s) and Associated Physical Characteristics
Criteria	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Note: Abrasive products can cause a grinding effect and reduce the lifetime of the equipment. Tetra Pak cannot accept claims due to exceptional wear due to an abrasive product. Please contact Tetra Pak for further information if there is any doubt regarding a specific application. Example of abrasive products:

•	[***]

Tetra Pak Inc. Quotation #11716424-8200-Q05A, Edible Garden Created Date: Feb 25, 2026	7(8)

Tetra Pak is a trademark belonging to the Tetra Pak Group.

Equipment to be ordered:

•	[***]

•	Additional items that are identified as critical path during the IOA period will be addressed via a Variation Order

Tetra Pak Inc. Quotation #11716424-8200-Q05A, Edible Garden Created Date: Feb 25, 2026	8(8)

Tetra Pak is a trademark belonging to the Tetra Pak Group.